UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2008
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California		92708
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 5 — Corporate Governance and Management
     Item 5.01. Changes in Control of Registrant
     To the extent required by Item 5.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 5.01.
     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     To the extent required by Item 5.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 5.02.
Section 8 — Financial Statements and Exhibits
     Item 8.01. Other Events
     At a Special Meeting of the Board of Directors of the Registrant (the “Board”) held on April 4, 2008, Dr. Brian Abraham was appointed as Chief Executive Officer of Registrant. Mr. Richard Bjorkman resigned from his position as interim Chief Executive Officer at the Special Meeting, but continues to serve as Registrant’s Chief Financial Officer and Vice President, Finance. At the same Special Meeting of the Board, John Crew, M.D. and Charles Terrell, Sr. resigned from the Board, and Dr. Brian Abraham, John Kopchik, Mark Strefling and Richard Vigilante were appointed as directors to fill the existing four vacancies on the Board. Mr. Strefling was appointed as Chairman of the Board. Dr. Anthony Nobles resigned as Chairman of the Board at that meeting, but continues to serve as Registrant’s President, Chief Operating Officer and Chief Scientific Officer.
     Each of Messrs. Abraham, Kopchik, Strefling and Vigilante are employed by Whitebox Advisors, LLC and/or affiliates of Whitebox Advisors, LLC. Whitebox Advisors, LLC, is an SEC-registered investment adviser based in Minneapolis, MN with over $4 billion of assts under management and, through its affiliates, has over $28.0 million invested in Sutura.
     Effective April 2, 2008, the following affiliates of Whitebox Advisors, LLC converted $5,213,262.50 of convertible debt and accrued interest held by those entities into an aggregate of 65,165,775 shares of the Company’s Common Stock, par value $0.001 per share, as indicated below:

Whitebox Convertible Arbitrage Partners, L.P. –	25,859,437.5
Whitebox Hedged High yield Partners, L.P. -	20,687,550
Whitebox Intermarket Partners, L.P. -	8,275,012.5
Pandora Select Partners, L.P. -	10,343,775

     Effective immediately after the conversion, there are 337,816,037 shares of Registrant’s Common Stock outstanding, and Whitebox Advisors, LLC is the beneficial owner of 149,712,197 shares Registrant’s Common Stock and has rights to acquire up to an additional 264,026,064 shares of Registrant’s Common Stock upon exercise of warrants and rights to convert debt.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable
Exhibit Index
(c)	Exhibits.

None

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (Registrant)
Date: April 10 , 2008	/s/ Dr. Brian Abraham
Dr. Brian Abraham
Chief Executive Officer